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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  February 13, 1998
                                                         -----------------

                       MURDOCK COMMUNICATIONS CORPORATION
                   ----------------------------------------
             (Exact name of registrant as specified in its charter)

                                     Iowa
                   ----------------------------------------
                (State or other jurisdiction or incorporation)





           000-21463                                         42-1337746
     --------------------                              ---------------------
       (Commission File                                (I.R.S. Employer I.D.
          Number)                                          Number)


        1112 29th Avenue S.W.                                  52404
          Cedar Rapids, Iowa                           ---------------------
   -----------------------------------                      (Zip Code)
     (Address of Principal Executive
            Offices)



                                 319-362-6900
            ------------------------------------------------------
             (Registrant's telephone number; including area code)






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Item 2.  Acquisition or Disposition of Assets.
----------------------------------------------

     On February 13, 1998, Murdock Communications Corporation (the "Company") completed its acquisition of Incomex, Inc. ("Incomex"). Incomex is a provider of international operator services to resort hotels in Mexico. Incomex specializes in providing operator services from Mexican hotels to the United States, and, as of February 13, 1998, provided these services to more than 80 hotel and resort properties representing more than 18,000 rooms.

     Pursuant to the Stock Purchase Agreement, dated as of February 13, 1998 (the "Stock Purchase Agreement"), among MCC Acquisition Corp., a wholly owned subsidiary of the Company ("MCC Sub"), Incomex and the shareholders of Incomex, MCC Sub acquired all of the outstanding capital stock of Incomex in exchange for the issuance at closing of 400,000 shares of the Company's common stock ("Common Stock").

     Under the Stock Purchase Agreement, the Incomex shareholders also have the right to receive additional consideration based on the net income before income taxes ("IBT") of Incomex during certain periods after closing. The Incomex shareholders will receive cash consideration equal to 60% of the IBT of Incomex during the period from February 1, 1998 through July 31, 1998. In addition, the Incomex shareholders will receive additional shares of Common Stock at the end of each of the two periods of 12 consecutive full calendar months during the 24 month period beginning August 1, 1998 to the extent that Incomex's IBT exceeds $400,000 during either such 12 month period. Shares of Common Stock with a market value of $1.50 will be issued for each dollar of IBT over $400,000 during either of the twelve month periods.

Item 7.  Financial Statements and Exhibits.
--------------------------------------------

  (a)  Financial statements of business acquired.

       Not applicable.

  (b)  Pro forma financial information.

       Not applicable.

  (c)  Exhibits

       2.1--Stock Purchase Agreement, dated as of February 13, 1998, among MCC
               Acquisition Corp., Incomex, Inc. and the shareholders of Incomex, Inc.





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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Murdock Communications Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              MURDOCK COMMUNICATIONS
                                              CORPORATION
Date:  March 2, 1998
                                              BY /s/ Thomas E. Chaplin
                                                 ---------------------------
                                                 Thomas E. Chaplin, Chief
                                                 Executive Officer













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                                EXHIBIT INDEX

                   Exhibit                              Page No.
                   -------                              --------

        2.1   Stock Purchase Agreement,
              dated as of February 13, 1998,
              among MCC Acquisition Corp.,
              Incomex, Inc. and the
              shareholders of Incomex, Inc.







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